UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 23, 2021
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Item 1.01. Entry into a Material Definitive Agreement.

Mello Warehouse Securitization Trust 2021-2

On April 23, 2021, Mello Warehouse Securitization Trust 2021-2 (the “Trust”) and loanDepot.com, LLC, as servicer (“loanDepot”), both subsidiaries of loanDepot, Inc. (the “Company”), entered into an indenture (the “Indenture”) with U.S. Bank National Association, as indenture trustee, note calculation agent, standby servicer and initial securities intermediary. Pursuant to the Indenture, the Trust issued $500 million of notes (the “MWST Notes”). The MWST Notes are backed by a revolving warehouse line of credit, secured by newly originated, first-lien, fixed rate or adjustable rate, residential mortgage loans which are originated in accordance with the criteria of Fannie Mae or Freddie Mac for the purchase of mortgage loans or in accordance with the criteria of Ginnie Mae for the guarantee of securities backed by mortgage loans and other eligibility criteria set forth in the Master Repurchase Agreement, dated as of April 23, 2021 between loanDepot, as seller and the Trust, as buyer (the “MRA”). loanDepot’s obligations under the MRA are guaranteed by the Issuer under a separate guaranty in favor of the Trust, dated as of April 23, 2021 (the “Guaranty”). Each class of MWST Notes bears interest at 30-day LIBOR plus the applicable margin as defined in the Indenture. The MWST Notes will terminate on the earlier of (i) the three-year anniversary of the initial purchase date, (ii) loanDepot exercising its right to optional prepayment in full or (iii) an event of default which results in the acceleration of the obligations under the Indenture.

The information set forth in this Item 1.01 and in the attached Exhibits 10.1, 10.2 and 10.3 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All information set forth in Item 1.01 of this Form 8-K is incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Indenture dated as of April 23, 2021, by and among Mello Warehouse Securitization Trust 2021-2, loanDepot.com, LLC and U.S. Bank National Association
10.2	Master Repurchase Agreement dated as of April 23, 2021, by and between loanDepot.com, LLC and Mello Warehouse Securitization Trust 2021-2
10.3	Guaranty dated as of April 23, 2021, by LD Holdings Group LLC in favor of Mello Warehouse Securitization Trust 2021-2
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: April 27, 2021